SASCO 2005-S5
Credit Risk Manager Report
September 2005
 2005 The Murrayhill Company.  All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot,and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Executive Summary Section One
Loan-Level Report Section Two
Prepayment Analysis Section Three
Analytics Section Four
2005 The Murrayhill Company.  All Rights Reserved.

Section One
Executive Summary
 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-S5 Executive Summary September 2005
Transaction Summary
08/30/2005
Servicer(s): Aurora Loan Services, GMAC Mortgage, Option One Mortgage Closing Date: 8/30/2005
Delinquency Reporting Method: OTS1

Collateral Summary    Closing Date   8/31/2005       8/31/205 as a
						   Percentage of Closing Date
Collateral Balance   $621,661,39    $536,193,252        86.25%
Loan Count              13,417       11,927             88.89%

OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
				   Loan Count		Summed Balance
First Payment Defaults                12                   $491,933
Early Payment Defaults*               8                    $532,356
Multiple Loans to One Borrowe         0                    $0

* A default that occurs on the second or third scheduled payment

Hurricane Katrina/Rita

Murrayhill is currently incorporating the new servicing data and examining what loans in this security were affected by the recent hurricanes. The servicing data used to generate this report was not sent to Murrayhill in time to include in this report.

Prepayments

Remittance Date Beginning Collateral Balance  Total Prepayments  Percentage
								of Prepayments

9/25/2005        $619,738,784                  $12,507,555         2.02

Prepayment Analysis

In the 9/25/2005 remittance, 222 loans paid-in-full. Twenty-seven loans had active prepayment flags at the time of payoff, and 26 of these loans remitted premiums to the trust. Murrayhill is investigating if there may be origination data issues because only 12 percent of the paid off loans had active flags. The P-class had $52,277 remitted to it. One loan paid off with an active flag but did not remit a premium. Murrayhill asked the servicer why no premium was collected.

Loss Analysis
Loss Issues for Current Month
During the 9/25/2005 distribution period, no losses were passed to the trust for this security.

 2005 The Murrayhill Company.  All Rights Reserved.


Section Two
Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

 C The contractually due payment arrived on time.
 3 The contractually due payment had not arrived within thirty days. 6 The contractually due payment had not arrived within sixty days. 9 The contractually due payment had not arrived within ninety days. F The property is in the process of foreclosure.
 R The property is real estate owned (REO).
 0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
0019868322 BPO
8/18/2005
$158,000
$205,000
6/1/2005
5/1/2005
FL
788
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is a first payment default and is in foreclosure. Based on the updated BPO it appears that there is equity to
AZ 6/1/2005 Int. Est. 14.59% $74,000 $10,800 9/1/2006 0030345144
pursue. Murrayhill is researching if this may be a possible research candidate. $10,800
$10,800 6/30/2005 $56,240 5/1/2005 764
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0030366298 Int. Est.
6/30/2005
$125,000
$95,024
5/1/2005
6/1/2005
SC
773
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
0030428221 BPO
7/8/2005
$224,000
$223,000
5/1/2005
5/1/2005
OH
807
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
0030528251 Int. Est.
6/30/2005
$729,000
$488,430
6/1/2005
6/1/2005
CA
688
Default Reason: (Unknown)
10/14/2005 This loan has been added to the Watchlist because it is an early payment default.
0030595581 Int. Est.
6/30/2005
$293,000
$233,052
5/1/2005
6/1/2005
CA
633
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
 2005 The Murrayhill Company.  All Rights Reserved..
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$107,150
65.46%
$27,050
$27,050
17.12%
13.19%
$57,600
121.62% 19.20%
$99,500
130.79%
$24,924
$24,790
19.93%
26.08%
$178,400
99.98%
$44,600
$44,576
19.91%
19.98%
$583,200
149.24%
$145,800
$145,758
20.00%
29.84%
$234,400
125.70%
$58,600
$58,562
20.00%
25.12%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $0
0.00%
100.00%
11/1/2006 $24,790
99.46%
12/1/2006 $44,576
99.94%
9/1/2006 $145,758
99.97%
9/1/2006 $58,562
99.93%
Delinquency
Status
F
Monitor
6
Monitor
3
Monitor
6
Monitor
3
Monitor
3
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0030660302 6/1/2005
6/1/2005
NY
660
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
0030663090 6/1/2005
6/1/2005
OH
767
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
0030686026 6/1/2005
5/1/2005
OH
701
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0030697478 6/1/2005
6/1/2005
MO
736
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
0030757819 7/1/2005
6/1/2005
OK
696
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0030760425 7/1/2005
6/1/2005
AZ
688
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
Valuation Method Orig.
Current Value
Int. Est.
6/30/2005
$500,000
$380,000
Int. Est.
6/30/2005
$240,000
$182,400
BPO
8/8/2005
$595,000
$560,000
Int. Est.
6/30/2005
$260,000
$197,600
Int. Est.
6/30/2005
$125,000
$95,000
Int. Est.
6/30/2005
$575,000
$437,000
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$99,000
$98,955
19.80%
26.04%
$48,000
$47,985
20.00%
26.30%
$119,000
$119,000
20.00%
21.25%
$52,000
$51,976
20.00%
26.30%
$24,500
$24,500
19.60%
25.78%
$83,250
$83,250
14.47%
19.05%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$396,000
130.25%
$192,000
131.57%
$476,000
106.25%
$208,000
131.56%
$98,000
128.94%
$444,000
120.65%
Est. (Gain)/Loss
Est. Severity
$98,955
99.95%
$47,985
99.96%
$119,000
100.00%
$51,976
99.95%
$24,500
100.00%
$83,250
100.00%
Delinquency
Status
4/1/2007 3
Monitor
1/1/2007 3
Monitor
12/1/2006 6
Monitor
7/1/2006 3
Monitor
12/1/2006 3
Monitor
10/1/2006 3
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0030807077 7/1/2005
6/1/2005
OR
768
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0030809297 7/1/2005
6/1/2005
KY
714
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0035135284 7/1/2005
6/1/2005
MA
719
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0035256429 7/1/2005
6/1/2005
CA
797
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0035408459 7/1/2005
6/1/2005
MO
705
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
0035508324 7/1/2005
6/1/2005
FL
660
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
Valuation Method
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Int. Est.
6/30/2005
Orig.
Current Value
$290,000
$220,400
$117,000
$88,920
$180,000
$136,800
$310,000
$235,600
$125,000
$95,000
$334,000
$253,840
 2005 The Murrayhill Company.  All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$57,715
$57,715
19.90%
26.18%
$22,700
$22,700
19.40%
25.52%
$24,000
$24,000
13.33%
17.54%
$46,500
$46,500
15.00%
19.73%
$18,750
$18,750
15.00%
19.73%
$22,718
$22,718
6.80%
8.94%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$230,860
130.93%
$90,800
127.64%
$128,000
111.11%
$248,000
125.00%
$100,000
125.00%
$181,747
80.54%
Est. (Gain)/Loss
Est. Severity
$57,715
100.00%
$22,700
100.00%
$24,000
100.00%
$46,500
100.00%
$18,750
100.00%
$0
0.00%
Delinquency
Status
10/1/2006 3
Monitor
11/1/2006 3
Monitor
7/1/2006 3
Monitor
9/1/2006 3
Monitor
7/1/2006 3
Monitor
9/1/2006 3
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0035603638 7/1/2005
6/1/2005
WI
683
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
Valuation Method
Int. Est.
6/30/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$34,950
$34,950
$233,000
$177,080
15.00%
19.73%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$186,400
125.00%
Est. (Gain)/Loss
Est. Severity
$34,950
100.00%
Delinquency
Status
3/1/2007 3
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359151686 3/1/2005
8/1/2005
CA
631
Default Reason: (Unknown)
10/13/2005 This loan paid off on 8/23/2005 with an active flag with an expiration date of 1/30/2007, but the servicer did not collect a prepayment penalty. Murrayhill has asked the servicer why no prepayment penalty was collected.
Valuation Method
Int. Est.
6/30/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$130,000
$0
$650,000
$465,473
20.00%
0.00%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$0
0.00%
Est. (Gain)/Loss
Est. Severity
$0
0.00%
Delinquency
Status
10/1/2006 0
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0016098535 5/1/2005
6/1/2005
MA
617
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early payment default.
Valuation Method
Int. Est.
6/30/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$59,800
$59,753
$301,000
$228,760
19.86%
26.12%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$0
26.12%
Est. (Gain)/Loss
Est. Severity
$0
0.00%
Delinquency
Status
7/1/2006 3
Monitor

Section Three
Prepayment Premium Analysis
 2005 The Murrayhill Company.  All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S5
Mortgage Data Through: August 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	                                     25-Sep-05
P Class                                       $52,277

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer  				     25-Sep-05
Total	  				      $52,277

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$52,277

Amount remitted by the servicers: 		$52,277

Difference: 					$    0



 2005 The Murrayhill Company.  All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S5
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 	               25-Sep-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			                  26
				     		   0

Total Loans with
Premiums Remitted (B) 		    		  26

Loans with Active Prepayment
Flags (C) 			    		  27

Loans without Prepayment Flags
with Premiums Remitted		     		  0


Subtotal (D) 			    		  27


Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	   		96.30%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	   		96.30%

Total Paid-Off Loans (E) 	    		  222

Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			   		11.97%


 2005 The Murrayhill Company.  All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S5
Mortgage Data Through: August 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					27
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									0

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		0

Total Paid-Off Loans with Active Prepayment Flags (C) 			27

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							1


* These categories are mutually exclusive.
2005 The Murrayhill Company. All Rights Reserved.

 2005 The Murrayhill Company.  All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S5
Mortgage Data Through: August 31, 2005
Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  % of
Number 	quency	nation	  Flag  ation       off      Date     Remit-ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6772851*  0   1/30/2005   2  1/30/2007   $129,657  8/23/2005  $0     CA   0%
6781019   0    3/23/2005   3  3/22/2008   $36,245  8/31/2005  $1,558 NV   4%
6775343   0    4/26/2005   3  4/26/2008   $37,179  8/15/2005  $1,846 CT   5%
6776260   0    4/14/2005   3  4/14/2008   $66,250  8/17/2005  $2,695 FL   4%
6775425   0    4/28/2005   3  4/28/2008   $45,294  8/23/2005  $1,793 CA   4%
6777461   0    5/2/2005    3  5/2/2008    $24,987  8/10/2005  $959   FL   4%
6773973   0    4/5/2005    3  4/5/2008    $30,796  8/3/2005   $611   VA   2%
6772344   0    3/29/2005   2  3/29/2007   $16,578  8/31/2005  $797   CA   5%
6772045   0    2/23/2005   2  2/23/2007   $69,834  8/26/2005  $2,968 CA   4%
6773121   0    3/30/2005   2  3/30/2007   $93,426  8/30/2005  $3,269 CA   3%
6772786   0    3/17/2005   2  3/17/2007   $5,290   8/31/2005  $258   NE   5%
6775910   0    6/30/2004   2  6/30/2006   $79,786  8/29/2005  $3,240 CA   4%
6777974   0    8/5/2004    2  8/5/2006    $102,022 8/30/2005  $3,743 CA   4%
6777603   0    7/28/2004   2  7/28/2006   $62,838  8/17/2005  $2,567 NV   4%
6773688   0    4/1/2005    2  4/1/2007    $23,227  8/19/2005  $461   MO   2%
6775344   0    4/13/2005   2  4/13/2007   $32,657  8/22/2005  $1,393 AZ   4%
6774669   0    3/31/2005   2  3/31/2007   $77,125  8/19/2005  $765   MI   1%
6775371   0    5/6/2005    2  5/6/2007    $73,559  8/17/2005  $4,014 ID   5%
6777832   0    4/29/2005   2  4/29/2007   $43,233  8/16/2005  $859   VA   2%
6776077   0    7/27/2004   2  7/27/2006   $52,934  8/1/2005   $2,049 CA   4%
6778150   0    4/18/2005   2  4/18/2007   $22,307  8/8/2005   $753   FL   3%
6776712   0    3/31/2005   2  3/31/2007   $72,524  8/17/2005  $3,235 NH   4%
6777637   0    7/7/2004    2  7/7/2006    $101,368 8/8/2005   $4,358 CA   4%
6772371   0    3/1/2005    1  3/1/2006    $59,844  8/3/2005   $2,573 IL   4%
6773321   0    3/7/2005    1  3/7/2006    $64,410  8/31/2005  $2,247 NY   3%
6778728   0    5/3/2005    1  5/3/2006    $70,400  8/23/2005  $2,587 CA   4%
6774110	  0    3/25/2005   1  3/25/2006   $34,327  8/2/2005   $681   RI   2%


*Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.


Section Four

Analytics

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 FICO Distribution by Status
FICO is a registered trademark of Fair Isaac Corporation
Mortgage Data Through: August 31, 2005

Status	    # of Loans	Average	Std. Deviation
Current	       11,903	677	58.935
Delinquent	24	702	70.565
Paid Off	222	703	51.881
Total: 	       12,149

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005

Status	    # of Loans	Average	Std. Deviation
Current	       11,903	96.22%	6.32%
Delinquent	24	94.71%	8.44%
Paid Off	222	92.55%	9.31%
Total: 	       12,149

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Balance Distribution by Delinquency
Mortgage Data Through: August 31, 2005

Status	   # of Loans	Average	Std. Deviation
Current	      11,903	$44,941.00	$32,111.27
Delinquent	24	$52,521.38	$36,994.94
Total: 	      11,927

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.175
Investment Home	Delinquent	0.208
Investment Home	Paid Off	0.419
Primary Home	Current	0.795
Primary Home	Delinquent	0.792
Primary Home	Paid Off	0.518
Second Home	Current	0.03
Second Home	Paid Off	0.063

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
Fixed	12,149	536,193,252.43	44,134.76	32,391.61
Total:	12,149	536,193,252.43

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,579	11.8%	Cash-out refinance 	1,364	11.5%
Purchase	11,426	85.2%	Purchase	10,145	85.2%

Rate/term refinance 	412	3.1%	Rate/term refinance 	394	3.3%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	13,417	100%	Total	11,903	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	0	0.0%	Cash-out refinance 	24	10.8%
Purchase	21	87.5%	Purchase	194	87.4%

Rate/term refinance 	3	12.5%	Rate/term refinance 	4	1.8%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	24	100%	Total	222	100%

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S5 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.175
Investment Home	Delinquent	0.208
Investment Home	Paid Off	0.419
Primary Home	Current	0.795
Primary Home	Delinquent	0.792
Primary Home	Paid Off	0.518
Second Home	Current	0.03
Second Home	Paid Off	0.063

Title	# of Loans
Investment Home	2,179
Primary Home	9,600
Second Home	370
Total:	12,149

 2005 The Murrayhill Company.  All Rights Reserved.